                                                                    EXHIBIT 10.2


                            ILX LIGHTWAVE CORPORATION

                                      1988

                                STOCK OPTION PLAN


1.       Purpose of Plan

         This Plan shall be known as the "ILX Lightwave Corporation 1988 Stock Option Plan" and is hereinafter referred to as the "Plan". The purpose of the Plan is to aid in maintaining and developing personnel capable of assuring the future success of ILX Lightwave Corporation, a Minnesota corporation (the "Company"), to offer such personnel additional incentives to put forth maximum efforts for the success of the business, and to afford them an opportunity to acquire a proprietary interest in the Company through stock options as provided herein. Options granted under this Plan may be either incentive stock options ("Incentive Stock Options") within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"), or options which do not qualify as Incentive Stock Options.

2.       Stock Subject to Plan

         Subject to the provisions of Section 13 herein, the stock to be subject to options under the Plan shall be the Company's Common Shares, par value $.01 per share (the "Common Stock"). Such shares may be either authorized but unissued shares, or issued shares which have been reacquired by the Company. Subject to the adjustment as provided in Section 13 herein, the maximum number of shares on which options may be exercised under this Plan shall be 150,000 shares of Common Stock. If an option under the Plan expires, or for any reason is terminated or unexercised with respect to any shares, such shares shall again be available for options thereafter granted during the term of the Plan.

3.       Administration of Plan

         (a) The Plan shall be administered by the Board of Directors of the Company or by a committee of three or more directors, appointed by the Board of Directors, of the Company, such administrative body to be hereinafter referred to as the "Committee."

         (b) The Committee shall have plenary authority in its discretion, but subject to the express provisions of this Plan, to: (i) determine the purchase price of the shares of Common Stock covered by each option, (ii) determine the employees to whom and the time or times at which such options shall be granted and the number of shares to be subject to each option, (iii) determine the form of payment to be made upon the exercise of an SAR as provided in Section 9 herein, either cash, Common Stock of the Company or a combination thereof, (iv) determine the terms of exercise of each option, (v) accelerate the time at which all or any part of an option may be exercised, (vi) amend or modify the terms of any options with the consent of the optionee, (vii) interpret the Plan, (viii) prescribe, amend and rescind rules and regulations relating to the Plan, (ix) determine the terms and provisions of each option agreement under this Plan (which agreements need not be identical), including the designation of those options intended to be Incentive Stock Options, and (x) make all other determinations necessary or advisable for the administration of the Plan, subject to the exclusive authority of the Board of Directors under Section 14 herein to amend or terminate the Plan. The Committee's determinations on the foregoing matters, unless otherwise disapproved by the Board of Directors of the Company, shall be final and conclusive; provided, however, that the Committee's determinations with respect to the matters set forth in clauses (ii) and (iii) above shall be final and conclusive without any right of disapproval by the Board of Directors of the Company.

         (c) The Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The granting of an option pursuant to the Plan shall be effective only if a written agreement shall have been duly executed and delivered by and on behalf of the Company and the employee to whom such right is granted. The Committee may appoint a Secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable.

4.       Eligibility

         Incentive Stock Options may only be granted under this Plan to any full or part-time employee (which term as used herein includes, but is not limited to, officers and directors who are also employees) of the Company and of its present and future subsidiary corporations (herein called "subsidiaries"). Members of the Board of Directors of the Company, consultants or independent contractors providing valuable services to the Company or one of its subsidiaries who are not also employees thereof shall be eligible to receive options which do not qualify as Incentive Stock Options. In determining the persons to whom options shall be granted and the number of shares subject to each option, the Committee may take into account the nature of services rendered by the respective employees, their present and potential contributions to the success of the Company and such other factors as the Committee in its discretion shall deem relevant. A person who has been granted an option under this Plan may be granted an additional option or options under the Plan if the Committee shall so determine; provided, however, that for Incentive Stock Options, to the extent that the aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the Common Stock with respect to which all Incentive Stock Options are exercisable for the first time by an employee during any calendar year (under all plans described in subsection (b)(7) of Section 422A of the Code of his employer corporation and its parent and subsidiary corporations) exceeds $100,000, such options shall be treated as options which are not Incentive Stock Options.

5.       Price

         The option price for all Incentive Stock Options granted under the Plan shall be determined by the Committee but shall not be less than 100% of the fair market value of the Common Stock at the date of granting of such option. The option price for options granted under the Plan which do not qualify as Incentive Stock Options shall also be determined by the Committee but may not be less than 50% of the fair market value of the Common Stock at the date of granting of such option. For purposes of the two preceding sentences and for all other valuation purposes under the Plan, the fair market value of the Common Stock shall be as reasonably determined by the Committee, but shall not be less than
(i) the closing price of the stock as reported for composite transactions, if the Common Stock is then traded on a national securities exchange, (ii) the last sale price if the Common Stock is then quoted on the NASDAQ National Market System or (iii) the average of the closing representative bid and asked prices of the Common Stock as reported on NASDAQ on the date as of which fair market value is being determined. If on the date of grant of any option granted under the Plan, the Common Stock is not publicly traded, the Committee shall make a good faith attempt to satisfy the option price requirement of this Section 5 and in connection therewith shall take such action as it deems necessary or advisable.

6.       Term

         Each option and all rights and obligations thereunder shall, subject to the provisions of Section 10 herein, expire on the date determined by the Committee and specified in the option agreement. The Committee shall be under no duty to provide terms of like duration for options granted under the Plan, but the term of an Incentive Stock Option may not extend more than 10 years from the date of granting of such option.

7.       Exercise of Option

         (a) The Committee shall have full and complete authority to determine, subject to Section 10 herein, whether the option will be exercisable in full at any time or from time to time during the term of the option, or to provide for the exercise thereof in such installments, upon the occurrence of such events and at such times during the term of the option as the Committee may determine.

         (b) The exercise of any option granted hereunder shall only be effective at such time that the sale of Common Stock pursuant to such exercise will not violate any state or federal securities or other laws.

         (c) An optionee electing to exercise an option shall give written notice to the Company of such election and of the number of shares subject to such exercise. The full purchase price of such shares shall be tendered with such notice of exercise. Payment shall be made to the Company either in cash (including check, bank draft or money order), or, at the discretion of the Committee, (i) by delivering shares of the Company's Common Stock already owned by the optionee having a fair market value equal to the cash exercise price of the shares of Common Stock being purchased, or (ii) by delivering the optionee's promissory note, which shall provide for interest at a rate not less than the minimum rate required to avoid the imputation of income, original issue discount or a below-market-rate loan pursuant to Sections 483, 1274 or 7872 of the Code or any successor provisions thereto, or (iii) a combination of cash and such shares; provided, however, that an optionee shall not be entitled to tender shares of the Company's Common Stock pursuant to successive, substantially simultaneous exercises of options granted under this or any other stock option plan of the Company or in any other manner that the Committee determines to be tantamount to the technique commonly referred to as "pyramiding." The fair market value of such shares shall be determined as provided in Section 5 herein. Until such person has been issued a certificate or certificates for the shares subject to such exercise, he shall possess no rights as a shareholder with respect to such shares.

         (d) Notwithstanding any other provision in this Plan, the Committee shall have full and complete authority to assist any employee participating in the Plan (including officers, whether or not they are directors) in the exercise of one or more options granted to such employee under the Plan by (i) authorizing the extension of a loan or loans to such employee from the Company or (ii) authorizing a guarantee by the Company of a third-party loan or loans to such employee; provided that any such loan or loans are used exclusively for (A) the cash exercise of one or more options granted to such employee under the Plan or (B) payment of any federal, state or local tax liability of such employee resulting from exercise of one or more options which do not qualify as Incentive Stock Options granted to such employee under the Plan. The terms of any loan or guarantee (including the interest rate and terms of repayment) will be established by the Committee in its sole discretion.

8.       Additional Restrictions

         The Committee shall have full and complete authority to determine whether all or any part of the Common Stock of the Company acquired upon exercise of any of the options granted under the Plan shall be subject to restrictions on the transferability thereof or any other restrictions affecting in any manner the optionee's rights with respect thereto, but any such restrictions shall be contained in the agreement relating to such options.

9.       Alternative Stock Appreciation Rights

         (a) Grant. At the time of grant of an option under the Plan (or at any time thereafter as to options which are not Incentive Stock Options), the Committee, in its sole discretion, may grant to the holder of such option an alternative Stock Appreciation Right ("SAR") for all or any part of the number of shares covered by the holder's option. Any such SAR may be exercised as an alternative, but not in addition to, an option granted hereunder, and any exercise of an SAR shall reduce an option by the same number of shares as to which the SAR is exercised. An SAR granted to an option holder shall provide that such SAR, if exercised, must be exercised within the time period specified therein. Such specified time period may be less than (but may not be greater than) the time period during which the corresponding option may be exercised. An SAR may be exercised only when the corresponding option is eligible to be exercised. The failure of the holder of an SAR to exercise such SAR within the time period specified shall not reduce his option rights. If an SAR is granted for a number of shares less than the total number of shares covered by the corresponding option, the Committee may later (as to options which are not Incentive Stock Options) grant to the option holder an additional SAR covering additional shares; provided, however, that the aggregate amount of all SARs held by any option holder shall at no time exceed the total number of shares covered by his unexercised options.

         (b) Exercise. The holder of any option which by its terms is exercisable who also holds an SAR may, in lieu of exercising his option, elect to exercise his SAR, subject, however, to the limitation on time of exercise hereinafter set forth. Such SAR shall be exercised by the delivery to the Company of a written notice which shall state that the optionee elects to exercise his SAR as to the number of shares specified in the notice and which shall further state what portion, if any, of the SAR exercise amount (hereinafter defined) the holder thereof requests be paid to him in cash and what portion, if any, he requests be paid to him in Common Stock of the Company. The Committee promptly shall cause to be paid to such holder the SAR exercise amount either in cash, in Common Stock of the Company, or any combination of cash and stock as the Committee may determine. Such determination may be either in accordance with the request made by the holder of the SAR or in the sole and absolute discretion of the Committee. The SAR exercise amount is the excess of the fair market value of one share of the Company's Common Stock on the date of exercise over the per share option price for the option in respect of which the SAR was granted multiplied by the number of shares as to which the SAR is exercised. For the purposes herein, the fair market value of the Company's shares shall be determined as provided in Section 5 herein. An SAR may be exercised only when the SAR exercise amount is positive.

         (c) Limitation on Date of Exercise. From and after the date that a class of equity securities of the Company becomes registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), an SAR granted hereunder may only be exercised in compliance with paragraph (e) of Rule 16b-3 of the Exchange Act, as presently in effect or as subsequently modified.

         (d) Other Provisions of Plan Applicable. All provisions of this Plan applicable to options granted hereunder shall apply with equal effect to an SAR. No SAR shall be transferable otherwise than by will or the laws of descent and distributions, and an SAR may be exercised during the lifetime of the holder thereof only by such holder.

10.      Effect of Termination of Employment or Death

         (a) In the event that an optionee shall cease to be employed by the Company or its subsidiaries, if any, for any reason, the option shall be automatically terminated as of the date of such termination of employment; provided that the Committee, in its sole discretion, may provide in any option granted pursuant to this Plan that in the event that an optionee shall cease to be employed by the Company or its subsidiaries, if any, for any reason other than such optionee's gross and willful misconduct or such optionee's death or disability, such optionee shall have the right to exercise the option at any time within one month after such termination of employment to the extent of the full number of shares such optionee was entitled to purchase under the option on the date of termination, subject to the condition that no option shall be exercisable after the expiration of the term of the option.

         (b) In the event that an optionee shall cease to be employed by the Company or its subsidiaries, if any, by reason of such optionee's gross and willful misconduct during the course of employment, including but not limited to wrongful appropriation of funds of such optionee's employer or the commission of a gross misdemeanor or felony, the option shall be terminated as of the date of the misconduct.

         (c) If the optionee shall die while in the employ of the Company or a subsidiary, if any, or within one month after termination of employment for any reason other than gross and willful misconduct, or become disabled (within the meaning of Code Section 22(e)(3) while in the employ of the Company or a subsidiary, if any, and such optionee shall not have fully exercised the option, such option may be exercised at any time within 12 months after the optionee's death or such disability by the personal representatives, administrators, or if applicable, guardian, of the optionee or by any person or persons to whom the option is transferred by will or the applicable laws of descent and distribution, to the extent of the full number of shares the optionee was entitled to purchase under the option on the date of death, disability or termination of employment, if earlier. No option, however, shall be exercisable after the expiration of the term of the option.

         (d) Nothing in the Plan or in any agreement thereunder shall confer on any employee any right to continue in the employ of the Company or any of its subsidiaries or affect, in any way, the right of the Company or any of its subsidiaries, if any, to terminate employment at any time.

11.      10% Shareholder Rule

         Notwithstanding any other provision in the Plan, if at the time an option is otherwise to be granted pursuant to the Plan the optionee owns directly or indirectly (within the meaning of Section 425(d) of the Code) Common Stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations, if any (within the meaning of Section 422A(b)(6) of the Code), then any Incentive Stock Option to be granted to such optionee pursuant to the Plan shall satisfy the requirements of Section 422A(c)(6) of the Code, and the option price shall be not less than 110% of the fair market value of the Common Stock of the Company determined as described herein, and such option by its terms shall not be exercisable after the expiration of five years from the date such option is granted.

12.      Non-Transferability

         No option granted under the Plan shall be transferable by an optionee, otherwise than by will or the laws of descent or distribution as provided in
Section 10(c) herein. During the lifetime of an optionee the option shall be exercisable only by such optionee.

13.      Dilution or Other Adjustments

         If there shall be any change in the Common Stock through merger, consolidation, reorganization, recapitalization, stock dividend (of whatever amount), stock split or other change in the corporate structure, appropriate adjustments in the Plan and outstanding options and SARs shall be made by the Committee. In the event of any such changes, adjustments shall include, where appropriate, changes in the aggregate number of shares subject to the Plan, the number of shares and the price per share subject to outstanding options and the amount payable upon exercise of outstanding SARs, in order to prevent dilution or enlargement of option or SAR rights.

14.      Amendment or Discontinuance of Plan

         The Board of Directors may amend or discontinue the Plan at any time. Subject to the provisions of this Section 14 no amendment of the Plan, however, shall without shareholder approval: (i) increase the maximum number of shares under the Plan as provided in Section 2 herein, (ii) decrease the minimum option price provided in Section 5 herein,
(iii) extend the maximum option term under Section 6 herein, or (iv) materially modify the eligibility requirements for participation in the Plan. The Board of Directors shall not alter or impair any option theretofore granted under the Plan without the consent of the holder of the option.

15.      Time of Granting

         Nothing contained in the Plan or in any resolution adopted or to be adopted by the Board of Directors or by the shareholders of the Company, and no action taken by the Committee or the Board of Directors, other than the execution and delivery of an option agreement, shall constitute the granting of any option hereunder.

16.      Income Tax Withholding

         In order to comply with all applicable federal, state and local income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state and local payroll withholding income or other taxes, which are the sole and absolute responsibility of an optionee under the Plan, are withheld or collected from such optionee. In order to assist an optionee in paying all federal, state and local taxes to be withheld or collected upon exercise of an option that is not an Incentive Stock Option hereunder, the Committee, in its sole discretion and subject to such additional terms and conditions as it may adopt, shall permit the optionee to satisfy such tax obligations by (i) electing to have the Company withhold a portion of the Common Stock otherwise to be delivered upon exercise of such option with a fair market value, determined in accordance with Section 5 herein, equal to the amount of such taxes, or (ii) delivering to the Company shares of Common Stock other than the shares issuable upon exercise of such option with a fair market value, determined in accordance with Section 5 herein, equal to the amount of such taxes. The election must be made on or before the date that the amount of tax to be withheld is determined.

17.      Effective Date and Termination of Plan

         (a) The Plan was approved by the Board of Directors on September 21, 1988, and shall be approved by the shareholders of the Company within 12 months thereof.

         (b) Unless the Plan shall have been discontinued as provided in Section 14 herein, the Plan shall terminate September 21, 1998. No option may be granted after such termination, but termination of the Plan shall not, without the consent of the optionee, alter or impair any rights or obligations under any option theretofore granted.